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SHAREHOLDER RESPONSE SUMMARY REPORT
IDS FUNDS
IDS Equity Select Fund, Inc.
6/30/1999 - ADJOURNED MEETING
                                                                                   % of Outstanding       % of Shares
                                                                    No. of Shares       Shares          Voted
1. Election of Board members.

H. Brewster Atwater, Jr.
         Affirmative                                                48,385,179.009           57.127%      98.363%
         Withhold                                                      805,131.838            0.951%       1.637%
          TOTAL                                                     49,190,310.847           58.078%     100.000%

Arne H. Carlson
         Affirmative                                                48,307,549.768           57.035%      98.205%
         Withhold                                                      882,761.079            1.043%       1.795%
          TOTAL                                                     49,190,310.847           58.078%     100.000%

Lynne V. Cheney
         Affirmative                                                48,361,442.117           57.099%      98.315%
         Withhold                                                      828,868.730            0.979%       1.685%
          TOTAL                                                     49,190,310.847           58.078%     100.000%

William H. Dudley
         Affirmative                                                48,399,421.189           57.144%      98.392%
         Withhold                                                      790,889.658            0.934%       1.608%
          TOTAL                                                     49,190,310.847           58.078%     100.000%

David R. Hubers
         Affirmative                                                48,408,268.751           57.154%      98.410%
         Withhold                                                      782,042.096            0.924%       1.590%
          TOTAL                                                     49,190,310.847           58.078%     100.000%

Heinz F. Hutter
         Affirmative                                                48,364,261.614           57.102%      98.321%
         Withhold                                                      826,049.233            0.976%       1.679%
          TOTAL                                                     49,190,310.847           58.078%     100.000%

Anne P. Jones
         Affirmative                                                48,345,137.228           57.080%      98.282%
         Withhold                                                      845,173.619            0.998%       1.718%
          TOTAL                                                     49,190,310.847           58.078%     100.000%

William R. Pearce
         Affirmative                                                48,334,079.368           57.067%      98.259%
         Withhold                                                      856,231.479            1.011%       1.741%
          TOTAL                                                     49,190,310.847           58.078%     100.000%

Alan K. Simpson
         Affirmative                                                48,345,303.642           57.080%      98.282%
         Withhold                                                      845,007.205            0.998%       1.718%
          TOTAL                                                     49,190,310.847           58.078%     100.000%

John R. Thomas
         Affirmative                                                48,407,834.123           57.154%      98.409%
         Withhold                                                      782,476.724            0.924%       1.591%
          TOTAL                                                     49,190,310.847           58.078%     100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
IDS FUNDS
IDS Equity Select Fund, Inc.
6/30/1999 - ADJOURNED MEETING
                                                                                   % of Outstanding       % of Shares
                                                                    No. of Shares       Shares          Voted
C. Angus Wurtele
         Affirmative                                                48,368,303.220           57.107%      98.329%
         Withhold                                                      822,007.627            0.971%       1.671%
          TOTAL                                                     49,190,310.847           58.078%     100.000%

2.  Ratify the selection of independent auditors
         Affirmative                                                47,929,128.049           56.589%      97.436%
         Against                                                       426,858.846            0.504%       0.868%
         Abstain                                                       834,323.952            0.985%       1.696%
         TOTAL                                                      49,190,310.847           58.078%     100.000%

3. Change the Fund name from "IDS" to "AXP"
         Affirmative                                                43,429,800.566           51.276%      88.289%
         Against                                                     4,587,868.887            5.417%       9.327%
         Abstain                                                     1,172,641.394            1.385%       2.384%
         TOTAL                                                      49,190,310.847           58.078%     100.000%

5. Approve changes to the Investment Management Services Agreement
         Affirmative                                                42,792,811.034           50.524%      87.522%
         Against                                                     4,201,140.911            4.960%       8.593%
         Abstain                                                     1,899,742.902            2.243%       3.885%
         TOTAL                                                      48,893,694.847           57.727%     100.000%
         Not Voting                                                    296,616.000

6. Changes to investment policies
    6.1 Prohibited conflict of interest
         Affirmative                                                44,507,712.426           52.549%      91.030%
         Against                                                     2,452,170.284            2.895%       5.015%
         Abstain                                                     1,933,812.137            2.283%       3.955%
         TOTAL                                                      48,893,694.847           57.727%     100.000%
         Not Voting                                                    296,616.000

    6.3 Transactions with Affiliates
         Affirmative                                                44,568,142.729           52.620%      91.153%
         Against                                                     2,378,483.890            2.809%       4.865%
         Abstain                                                     1,947,068.228            2.298%       3.982%
         TOTAL                                                      48,893,694.847           57.727%     100.000%
         Not Voting                                                    296,616.000

8. Change the investment objective
         Affirmative                                                43,004,970.615           50.775%      87.956%
         Against                                                     3,606,412.922            4.258%       7.376%
         Abstain                                                     2,282,311.310            2.694%       4.668%
         TOTAL                                                      48,893,694.847           57.727%     100.000%
         Not Voting                                                    296,616.000

FUND TOTALS                                                         Shares
Record Total                                                        84,697,458.508
Voted Shares                                                        49,190,310.847
Percent Voted                                                              58.078%

SHAREHOLDER RESPONSE SUMMARY REPORT
IDS FUNDS
IDS Equity Select Fund, Inc. Class B
6/30/1999 - ADJOURNED MEETING
                                                                                   % of Outstanding       % of Shares
                                                                    No. of Shares       Shares          Voted

4. Approve a new shareholder service and distribution plan.
         Affirmative                                                 3,207,510.028           46.380%      88.570%
         Against                                                       295,928.957            4.279%       8.172%
         Abstain                                                       117,992.146            1.706%       3.258%
         TOTAL                                                       3,621,431.131           52.365%     100.000%


FUND TOTALS                                                         Shares
Record Total                                                         6,915,734.227
Voted Shares                                                         3,621,431.131
Percent Voted                                                              52.365%


SHAREHOLDER RESPONSE SUMMARY REPORT
IDS FUNDS
IDS Equity Select Fund, Inc. Class A & B
6/30/1999 - ADJOURNED MEETING

                                                                                   % of Outstanding       % of Shares
                                                                    No. of Shares       Shares          Voted

4. Approve a new shareholder service and distribution plan.
         Affirmative                                                42,635,184.182           50.395%      87.357%
         Against                                                     4,264,360.325            5.040%       8.737%
         Abstain                                                     1,906,389.531            2.253%       3.906%
         TOTAL                                                      48,805,934.038           57.688%     100.000%
         Not Voting                                                    296,616.000

FUND TOTALS                                                         Shares
Record Total                                                        84,602,563.744
Voted Shares                                                        49,102,550.038
Percent Voted                                                              58.039%
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